MICROAGE, INC.

                          1995 DIRECTOR INCENTIVE PLAN

                 RESTRICTED STOCK AND STOCK OPTION AGREEMENT

November 1, 1999

Steven G. Mihaylo
505 Skylake Court
Incline Village, NV 89450

Dear Steve:

      Pursuant to the MicroAge, Inc. 1995 Director Incentive Plan (Amended and Restated as of April 1, 1998) (the "Plan"), you are hereby granted the following:

      1.    RESTRICTED STOCK

            a. GRANT. Subject to the terms, conditions, and restrictions set forth in the Plan and this Agreement, you are hereby granted One Thousand (1,000) shares of Restricted Stock as of the date of this Agreement (the "Grant Date").

            b. RESTRICTION. During the Period of Restriction (as defined in 1.c, below), you are prohibited from selling, transferring, pledging, assigning, or otherwise alienating the shares of Restricted Stock.

            c. PERIOD OF RESTRICTION. The Period of Restriction for your grant of Restricted Stock awarded under this Agreement will expire on the later to occur of:

                  (1) the date the Restricted Stock vests in accordance with the schedule set forth below; and

                  (2) the date the stock price hurdles with respect to each grant of Restricted Stock are met in accordance with the schedule below, on or after the date the Restricted Stock vests.

                  Notwithstanding the foregoing, the number of shares of Restricted Stock that have satisfied the requirements of paragraphs (1) and (2) above (the "Vested Restricted Stock"), for which the Period of Restriction shall expire shall equal the lesser of the number of such shares of Vested Restricted Stock or "A," where "A" is determined in accordance with the following formula:

                                A = B - (2 X C)
                                    -----------
                                        2

Steven G. Mihaylo
Stock Agreement
November 1, 1999


      For purposes of the foregoing formula: (1) "B" shall equal the total number of shares of MicroAge, Inc. common stock ("Shares") (excluding options or warrants to purchase Shares) that you have owned for at least 12 months for which the Periods of Restriction, if applicable, have expired and that are no longer subject to any restrictions under this Plan; and (2) "C" shall equal the number of Shares of Restricted Stock previously granted to you under the Plan for which the Periods of Restriction have expired and that are no longer subject to any restrictions under the Plan.

===============================================================================
   NUMBER OF SHARES WHICH        DATED RESTRICTED        STOCK PRICE HURDLE
    BECOME UNRESTRICTED         STOCK GRANT VESTS        AFTER VESTING DATE
-------------------------------------------------------------------------------
            334                  November 1, 2000              $2.68
-------------------------------------------------------------------------------
            333                  November 1, 2001              $2.95
-------------------------------------------------------------------------------
            333                  November 1, 2002              $3.25
===============================================================================

            d. FORFEITURE. If your service as a director of the Company ceases for any reason before the end of the Period of Restriction, your Shares will continue to vest in accordance with the schedule set forth in subsection c above until the third anniversary of the date upon which your service as a director of the Company ceases, at which time you will forfeit your Shares that are still restricted.

      2.    STOCK OPTION

            a. GRANT. You are hereby granted the option to purchase a total of Two Thousand Five Hundred (2,500) Shares, at the price of $2.4375 per share, subject to the provisions and conditions set forth below (the "Option"). The Option granted hereby is NOT intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

            b. EXERCISABILITY. You may purchase all or any of the Shares included in any installment under this Option, on or after the later of the date both of the following events occur:

                  (1) the date the Option grant vests in accordance with the schedule below; and

                  (2) the date the stock price hurdle with respect to each Option grant is met, on or after the date the Option grant vests.

Steven G. Mihaylo
Stock Agreement
November 1, 1999


==============================================================================
     NUMBER OF SHARES             DATE OPTION           STOCK PRICE HURDLE
       EXERCISABLE                GRANT VESTS           AFTER VESTING DATE
------------------------------------------------------------------------------
           850                  November 1, 2000               $2.68
------------------------------------------------------------------------------
           825                  November 1, 2001               $2.95
------------------------------------------------------------------------------
           825                  November 1, 2002               $3.25
==============================================================================

      NOTWITHSTANDING THE ABOVE, YOUR OPTION UNDER THIS AGREEMENT WILL BECOME 100% EXERCISABLE ON NOVEMBER 1, 2008, THE NINTH ANNIVERSARY OF THE DATE SUCH OPTION WAS GRANTED, UNLESS SUCH OPTION EXPIRES BEFORE SUCH DATE IN ACCORDANCE WITH THE TERMS OF THE PLAN AND THIS AGREEMENT. YOU MAY NOT EXERCISE THE OPTION AT ANY TIME AFTER THE EXPIRATION DATE SET FORTH BELOW.

            c. EXERCISE AND STOCK DELIVERY. The installment may be exercised by making payment in full to the Secretary of the Company, 2400 South MicroAge Way, MS #8, Tempe, AZ 82582-1896, for the Shares which you so elect to purchase, at the price per share herein prescribed, whereupon you will receive a stock certificate representing the Shares for which you have made payment. The Company, however, shall not be obligated to deliver any stock unless and until:

                  (1) there has been compliance with any federal or state laws or regulations or national securities exchange requirements which the Company may deem applicable; and

                  (2) all legal matters in connection with the sale and delivery of the Shares have been approved by the Company's legal counsel.

            Upon the exercise of an Option, the purchase price shall be paid in cash, check, previously acquired Shares, or a combination thereof. Each Share tendered to the Company in payment of all or a portion of the purchase price specified in this Option shall be valued at its fair market value on the date of payment and must have been held by you for at least six months prior to the tender of the Share to the Company.

            d. TRANSFER RESTRICTIONS. This Option shall be exercisable during your lifetime only by you and shall not be transferable by you, expressly or by operation of law, other than by will and the laws of descent and distribution. Any other attempted transfer or other disposition of this Option by you shall be void and shall constitute valid grounds for cancellation of this Option by the Company.

Steven G. Mihaylo
Stock Agreement
November 1, 1999


            e. TERMINATION OF SERVICE ON BOARD. If your service on the Company's Board is terminated for any reason, to the extent your Options are fully vested and exercisable as of the date of your termination, they will remain exercisable at any time prior to their expiration date. The portion of your Options that is not fully vested and exercisable as of the date of your termination, if any, shall continue to vest in accordance with the schedule set forth above and will become exercisable at the time it becomes fully vested prior to its expiration date.

      THIS OPTION AND ALL YOUR RIGHTS HEREUNDER SHALL, UNLESS SOONER TERMINATED IN ACCORDANCE WITH THE PROVISIONS HEREOF, CEASE AND TERMINATE ON OCTOBER 31, 2009 (THE "EXPIRATION DATE") AT 5:00 P.M. ARIZONA TIME.

    3.      COMPLIANCE.  The  Committee  hereby  reserves  and shall  have the
            ----------
right to terminate, renew, or modify the Plan in any way necessary to comply with applicable requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission as interpreted pursuant to no-action letters and interpretive releases.

    4. ADJUSTMENT IN SHARES. In the event of any stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation, or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities, or any other corporate transaction or event having an effect similar to any of the foregoing, the number and/or type of Shares, and the Option exercise price per share under any outstanding Option will be automatically adjusted so that the proportionate interests of participation in the Plan will be maintained. The Company may, in its discretion, upon the occurrence of any of the foregoing events, provide in substitution for any or all outstanding shares subject to this Option or Restricted Stock such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require your surrender of this Option and/or your Shares of Restricted Stock in connection with such substitution.

    5. CHANGE OF CONTROL. In the event of a "Change of Control" (as the term is defined in the Plan), your Option under this Agreement will become 100% vested or shall be free of any restrictions and will be exercisable until the expiration date. Additionally the restrictions on all of your Shares of Restricted Stock will lapse on the date of such Change of Control.

    PLEASE ACKNOWLEDGE RECEIPT OF THIS AGREEMENT BY SIGNING AND INSERTING YOUR SOCIAL SECURITY NUMBER ON BOTH LETTERS, THEN RETURNING BOTH LETTERS TO JEFF MCKEEVER'S OFFICE AT MICROAGE, INC., 2400 SOUTH MICROAGE WAY, MAIL STATION #24, TEMPE, AZ 85282-1896 FOR HIS EXECUTION.

Steven G. Mihaylo
Stock Agreement
November 1, 1999


    THE ORIGINALLY EXECUTED LETTER WILL BE RETURNED TO YOU FOR YOUR FILES AND THE COPY WILL BE RETAINED BY THE COMPANY'S LEGAL DEPARTMENT.

                                 MICROAGE, INC.



                                 BY: /s/ Jeffrey D. McKeever
                                    ---------------------------
                                    Jeffrey D. McKeever
                                    Chairman of the Board and
                                    Chief Executive Officer

    I HEREBY ACKNOWLEDGE RECEIPT OF THE FOREGOING OPTION AND RESTRICTED STOCK.

Signature: /s/ Steven G. Mihaylo
          --------------------------------

Social Security No.:  ###-##-####


    UPON ISSUANCE OF THE STOCK CERTIFICATE FOR 1,000 SHARES OF RESTRICTED MICROAGE, INC. COMMON STOCK, PLEASE MAIL THE CERTIFICATE TO MY ATTENTION AT THE FOLLOWING ADDRESS:


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